As filed with the Securities and Exchange Commission on April 29, 2004.

Registration No. 811-5537

File No. 33-21561

FORM N-1A

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 X

PRE-EFFECTIVE AMENDMENT NO. __

POST-EFFECTIVE AMENDMENT NO. 16 X

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 X

AMENDMENT NO. 16 X

NICHOLAS MONEY MARKET FUND, INC.

(Exact Name of Registrant as Specified in Charter)

700 North Water Street, Milwaukee, Wisconsin 53202

(Address of Principal Executive Offices)

Albert O. Nicholas, President
Nicholas Money Market Fund, Inc.
700 North Water Street
Milwaukee, Wisconsin 53202

(414) 272-6133

(Registrant's Telephone Number, including Area Code)

Copy to:

K. Thor Lundgren, Esq.
Marcia Y. Lucas, Esq.
Michael Best & Friedrich LLP
100 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

(Name and Address of Agent for Service)

It is proposed that the filing will become effective:

__ immediately upon filing pursuant to paragraph (b)

X on April 30, 2004 pursuant to paragraph (b)

__ 60 days after filing pursuant to paragraph (a)(1)

__ on pursuant to paragraph (a)(1)

__ 75 days after filing pursuant to paragraph (a)(2)

__ on pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

__ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Common Stock, $0.01 par value per share

Pursuant to Rule 24f-2, the Registrant hereby registers an indefinite amount of securities. On March 30, 2004, Registrant filed the necessary Rule 24f-2 Notice and filing fee with the Commission for its fiscal year ended December 31, 2003.

Nicholas Money Market Fund, Inc.

Form N-1A

PART A: PROSPECTUS

NICHOLAS MONEY MARKET FUND, INC.

Prospectus

April 30, 2004

Nicholas Money Market Fund, Inc. (the "Fund") is a no-load diversified fund.

The Fund's investment objective is to achieve as
high a level of current income as is consistent with preserving capital and providing liquidity.
This Prospectus gives vital information about the Fund.
For your benefit and protection, please read it before you invest, and keep it on hand for future reference.

Investment Adviser
NICHOLAS COMPANY, INC.

Minimum Initial Investment - $2,000

 As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of the Fund's shares or
determined whether this prospectus is truthful or complete.
Anyone who tells you otherwise is committing a crime.

700 North Water Street - Suite 1010 - Milwaukee, Wisconsin 53202 - 414-272-6133 - 800-227-5987

TABLE OF CONTENTS

You should rely only on the information contained in this document, or incorporated by reference. The Fund has not authorized anyone to provide you with information that is different.

This Prospectus is not an offer to sell, or a solicitation of an offer to buy shares of the Fund to any person in any state or jurisdiction where it is unlawful to make such an offer. Changes in the affairs of the Fund have possibly occurred between the date of the Prospectus and the time you receive it.

OVERVIEW

Investment Objective

The Fund's primary investment objective is to achieve as high a level of current income as is consistent with preserving capital and providing liquidity.

Principal Investment Strategies

The Fund is managed to provide a stable share price of $1.00, but there can be no assurance that the net asset value per share will not vary. The Fund invests only in short-term instruments (maturing in 397 days or less) and primarily invests in commercial paper, variable rate demand notes, other corporate debt instruments that meet specific credit quality and maturity standards (as discussed further herein), government securities, and financial institution obligations. Financial institution obligations include certificates of deposit and banker's acceptances.

Money market funds, such as the Fund, must meet certain portfolio credit quality, maturity and diversification standards established by the SEC under the Investment Company Act of 1940. These standards include requirements to maintain high credit quality in its portfolio, maintain a short average portfolio maturity to minimize the effects of changes in interest rates on the value of the portfolio and to diversify the Fund's investments among issuers to reduce the effects of a default by any one issuer on the value of the Fund's shares. The Fund manages its portfolio subject to these strict SEC guidelines. To minimize the effect of changing interest rates on the net asset value of the Fund's shares, the Fund intends to keep the weighted average maturity of its holdings to 90 days or less.

The Fund's Adviser uses its best judgment in selecting investments, taking into consideration interest rates, terms and marketability of obligations as well as the capitalization, earnings, liquidity and other indicators of the financial condition of the issuer in arriving at investment decisions.

For further information on the Fund's principal investment strategies and how the Fund invests, see "Investment Objective, Principal Investment Strategies and Risks."

Principal Risks of Investing

Money market funds are managed to maintain a $1.00 price per share. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. For example, there are risks that the Fund's holdings could have their credit ratings downgraded, or an issuer could default, or that interest rates could rise sharply, thereby causing the value of the Fund's securities (and its share price) to fall. As a result, there is a risk that the price of the Fund's shares could fall below $1.00.

In addition, the Fund's yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. There also is no guarantee that the Fund's return will equal or exceed the rate of inflation.

As with all mutual funds, there is no guarantee that the Fund will achieve its goals. For further information on the Fund's principal investment strategies and the risks of investing in the Fund, see "Investment Objective, Principal Investment Strategies and Risks."

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency of the U.S. government. Although the Fund tries to maintain a $1.00 per share price, it is possible to lose money by investing in the Fund.

Performance

The bar chart and table shown below indicate the risks of investing in the Fund. They show the variability of the Fund's total return over time, and how the Fund's historical performance compares with a broad measure of market performance. Variability of returns is one measure of the risks of investing in money market funds. The Fund's returns, as shown below, have reflected changes in prevailing interest rates.

BAR CHART PLOT POINTS

1994	1995	1996	1997	1998	1999	2000	2001	2002	2003
3.90%	5.64%	5.14%	5.26%	5.26%	4.91%	6.19%	3.81%	1.39%	0.75%

 For the ten calendar year periods shown in the above bar chart, the highest quarterly return was 1.59% (for the quarter ended December 31, 2000) and the lowest quarterly return was 0.16% (for the quarter ended September 30, 2003).

This next table shows how the Fund's average annual total returns for the one, five and ten year periods ending on December 31, 2003 (the Fund's most recently completed calendar year), compared to the returns of the Consumer Price Index ("CPI").
One	Five	Ten
Year	Year	Year

Nicholas Money Market Fund, Inc.
0.75%	3.39%	4.21%
CPI
1.87%	2.39%	2.37%
7 Day Yield (1)
0.62%

(1) The Fund's 7-day yield as of December 31, 2003 was calculated according to a required standard formula. To obtain the Fund's current 7-day yield information, please call 1-800-227-5987.

 Of course, the Fund's past performance is no guarantee of its future returns.

FEES AND EXPENSES OF THE FUND

Fund investors pay various fees and expenses, either directly or indirectly. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None (1)
Exchange Fee	None

Annual Fund Operating Expenses (2)

(expenses that are deducted from Fund assets)
Management Fees	0.30%
Distribution [and/or Service] (12b-1) Fees	None
Other Expenses	0.13%
Total Annual Fund Operating Expenses	0.43%

 __________

(1) The Fund's transfer agent charges $15.00 for each wire redemption.

(2) Annual Fund Operating Expenses are based on expenses incurred for the year ended December 31, 2003.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

	One	Three	Five	Ten
	Year	Year	Year	Year
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:	$44	$138	$241	$542

 __________

For a further description of the fees paid to the Fund's adviser, Nicholas Company, Inc., see "The Fund's Investment Adviser."

Portfolio Management

Mr. Jeffrey T. May is Senior Vice President, Treasurer and the Portfolio Manager of the Fund and is primarily responsible for the day-to-day management of the Fund's portfolio. Jeffrey T. May is Senior Vice President and Treasurer of the Adviser, and has been employed by the Adviser since 1987. He is a Certified Public Accountant.

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

This section provides a more detailed description of the Fund's investment objective, its principal investment strategies and related risks. The following questions and answers are designed to help you better understand the Fund's principal investment strategies and principal risks of investing in the Fund.

 What is the primary investment objective of the Fund?

The investment objective of Nicholas Money Market Fund, Inc. is to achieve as high a level of current income as is consistent with preserving capital and providing liquidity.

 How does the Fund pursue its primary investment objective?

The Fund is managed to provide a stable share price of $1.00. The Fund's Adviser uses its best judgment in selecting investments, taking into consideration interest rates, terms and marketability of obligations as well as the capitalization, earnings, liquidity and other indicators of the financial condition of the issuer in arriving at investment decisions. Money market funds, such as the Fund, must meet certain portfolio credit quality, maturity and diversification standards established by the SEC under the Investment Company Act of 1940 (the "Investment Company Act"). To minimize the effect of changing interest rates on the net asset value of the Fund's shares, the Fund intends to keep the weighted average maturity of its holdings to 90 days or less.

To pursue the Fund's goal of high current income consistent with stability of principal and providing liquidity, the Fund invests only in short-term instruments (maturing in 397 days or less from the date of purchase) and primarily invests in the following types of securities:

* Commercial Paper. (A short-term unsecured promissory note that domestic or foreign corporations typically issue to finance current operations and other short-term credit needs.) The Fund may buy commercial paper only if it meets the following quality standards:

* rated A-2 or better by Standard & Poor's Corporation ("S&P") or P-2 or better by Moody's Investor Service, Inc. ("Moody's"), or the equivalent rating by any of the national rating organizations; or

* if not rated as described above, either issued or guaranteed as to payment of principal and interest by companies which at the date of investment have an outstanding debt issue (which is comparable in priority and security) rated A-2 or better by S&P or P-2 or better by Moody's or the equivalent by any of the national rating organization.

* Variable Rate Demand Notes. (Unsecured instruments which provide for periodic adjustments in the interest rate.) The Fund may purchase these instruments if:

* rated A-2 or better by S&P or P-2 or better by Moody's or the equivalent by any of the national rating organizations; or

* if not rated as described above, either issued or guaranteed as to payment of principal and interest by companies which at the date of investment have an outstanding debt issue (which is comparable in priority and security) rated A-2 or better by S&P or P-2 or better by Moody's or the equivalent by any of the national rating organizations.

* Other Corporate Obligations. Other debt obligations issued by companies with a maturity of not more than 397 days and rated at least A by S&P, A by Moody's or the equivalent by any of the national rating organizations. An example of a corporate obligation would be a fixed rate debt security issued by a corporation which meets the foregoing maturity and credit quality standards.

* Government Securities. (Obligations issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities, or other government securities.)

* Financial Institution Obligations. (Certificates of deposit and bankers' acceptances.) Investments must be obligations of:

* U.S. banks or savings and loan associations (including foreign branches of such banks) with a net worth of at least $100,000,000 or other banks and savings and loans if the principal amount of the Fund's investment in a certificate of deposit is insured by the Federal Deposit Insurance Corporation ("FDIC"); or

* U.S. branches of foreign banks with total assets of at least $1 billion U.S.

Certificates of deposit are certificates issued against funds deposited in a bank (including eligible foreign branches of U.S. banks), are for a definite period of time, earn a specified rate of interest and are normally negotiable.

Bankers' acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

Subject to certain conditions under the Investment Company Act, the Fund may acquire securities that have not been rated (or whose issuers have not received the requisite ratings on comparable outstanding debt) if the Fund's Board of Directors determines that they are of comparable quality to otherwise eligible securities.

There is no minimum percentage of the Fund's assets which must be invested in the securities of companies in any particular industry or group of industries. The Fund is subject to the following percentage limitations on its investments:

* Not more than 5% of the Fund's total assets may be invested in securities of unseasoned companies (companies with a record of less than three years' continuous operations)

* Not more than 5% of the value of the Fund's total assets may be invested in the securities of one issuer

* Not more than 25% of the value of the Fund's total assets may be invested in companies of any one industry or group of related industries

All percentage limitations apply on the date of investment by the Fund. Thus, if an investment satisfies a percentage restriction when it is made, no violation of that restriction is created by changes afterwards in the market value of the investment or total assets of the Fund. These percentage limitations do not apply to securities issued or guaranteed by the United States, its instrumentalities or agencies. In addition, the 25% industry-related restriction does not apply to obligations (including certificates of deposit and bankers' acceptances) of banks or savings and loan associations subject to regulation by the U.S. Government.

 For a description of commercial paper and bond ratings, please see Appendix A to this Prospectus.

What are the principal risks of investing in Nicholas Money Market Fund?

Money market funds are managed to maintain a $1.00 per share price. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. In addition, the Fund's yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. There also is no guarantee that the Fund's return will equal or exceed the rate of inflation.

 Credit Risk. There is a risk that any of the issuers of the securities held by the Fund may have its credit rating downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the Fund's income level and share price.

Interest Rate or Market Risk. A sharp and unexpected rise in interest rates could result in a decline in the prices of fixed income securities in which the Fund invests. As a result, the Fund's share price could drop below $1.00.

Illiquid and Restricted Securities. From time to time, the Fund may purchase a portion of bonds, debentures or other debt securities in private placements, in amounts not to exceed 10% of the value of the total assets of the Fund. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them properly at an acceptable price. Restricted securities may have a contractual limit on resale or may require registration under federal securities laws before they can be sold publicly. However, the Fund is subject to an overriding restriction that all illiquid securities held by the Fund may not exceed 10% of the value of the Fund's total net assets. Difficulty in selling a security may result in a loss to the Fund or additional costs.

Risks Related to Certain Other Portfolio Investments and Strategies. The Fund may use other investment strategies. These strategies and the associated non-principal risks are described in further detail in the Fund's Statement of Additional Information, which is incorporated by reference herein.

An investment in the Fund is not insured or guaranteed by the FDIC, the Federal Reserve Board or any other agency of the U.S. government. Although the Fund tries to maintain a $1.00 per share price, it is possible to lose money by investing in the Fund.

While the Fund is subject to the risks as summarized above, the Fund is subject to strict requirements relating to its investments under federal law. The Fund must maintain high credit quality in its portfolio, maintain a short average portfolio maturity to reduce the effects of changes in interest rates on the value of the Fund's securities and diversify the Fund's investments among issuers so as to reduce the effects of a default by any one issuer on the value of the Fund's shares.

The Fund may use many different investment strategies in seeking its investment objective, and it has certain investment restrictions. These strategies and certain of the restrictions and policies governing the Fund's investments are explained in detail in the Fund's Statement of Additional Information, which is incorporated by reference herein. If you would like to learn more about how the Fund may invest, you should request a copy of the Statement of Additional Information. To learn how to obtain a copy, see the back cover page of this Prospectus.

As with any mutual fund, there can be no guarantee that the Fund will meet its goals or that you will not lose money on your investment. There is no guarantee that the Fund's performance will be positive over any period of time. In view of the risks inherent in all investments in securities, there is no assurance that the Fund's objective will be achieved.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years ended December 31, 2003. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended December 31, 2003 and 2002 has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements and related notes, are included in the Fund's 2003 Annual Report, which is incorporated by reference into the Statement of Additional Information and which may be obtained without charge by calling or writing the Fund. The information relating to the Fund for the years ended prior to December 31, 2002, was audited by other auditors who have ceased operations.

	Year ended December 31,
	2003	2002	2001	2000	1999
NET ASSET VALUE, BEGINNING OF PERIOD	$1.00	$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS

Net investment income
	.007	.014	.037	.060	.048

LESS DISTRIBUTIONS

From net investment income
	(.007)	(.014)	(.037)	(.060)	(.048)

NET ASSET VALUE, END OF PERIOD	$1.00	$1.00	$1.00	$1.00	$1.00

TOTAL RETURN	.75%	1.39%	3.81%	6.19%	4.91%

SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$101.1	$132.1	$143.8	$160.4	$140.9
Ratio of expenses to average net assets	.43%	.42%	.44%	.45%	.49%
Ratio of net investment income (loss) to average net assets	.75%	1.38%	3.78%	6.02%	4.76%

Please consider the performance information above in light of the Fund's investment objectives and policies, and market conditions during the reported time periods. Again, you must remember that historical performance does not necessarily indicate what will happen in the future.

THE FUND'S INVESTMENT ADVISER

Nicholas Company, Inc., located at 700 North Water Street, Suite 1010, Milwaukee, Wisconsin 53202, is the Fund's investment adviser. The Adviser furnishes the Fund with continuous investment service and is responsible for overall management of the Fund's business affairs, subject to supervision by the Fund's Board of Directors.

The Adviser is the investment adviser to six other mutual funds and to approximately 15 institutions and individuals with substantial investment portfolios. The additional mutual funds it advises are: Nicholas Fund, Inc., Nicholas Income Fund, Inc., Nicholas II, Inc., Nicholas Limited Edition, Inc., Nicholas Equity Income Fund, Inc. and Nicholas Liberty Fund (a series of Nicholas Family of Funds, Inc.). As of December 31, 2003, the Adviser had approximately $3.5 billion in assets under management.

The annual fee paid to the Adviser is paid monthly and is based on the average net asset value of the Fund, as determined by valuations made at the close of each business day of the month. The annual fee is three-tenths of one percent (0.30 of 1%) of the average net asset value of the Fund. The Adviser has agreed to reduce such management fee by any operating expenses (other than the management fee) incurred by the Fund in excess of 1/2 of 1% of average daily net assets. The Adviser shall at least annually reimburse the Fund for all expenses incurred in excess of this amount.

Under an Investment Advisory Agreement with the Fund, the Adviser, at its own expense and without reimbursement from the Fund, furnishes the Fund with office space, office facilities, executive officers and executive expenses (such as health insurance premiums for executive officers). The Adviser also pays all sales and promotional expenses of the Fund, other than expenses incurred in complying with laws regulating the issue or sale of securities.

The Fund pays all of its operating expenses. Operating expenses include, but are not limited to, fees paid for attendance at Board meetings to directors who are not interested persons of the Adviser or officers or employees of the Fund, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, legal fees and expenses, printing, fees and expenses of any custodian or trustee having custody of Fund assets, postage, charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto, and certain other costs related to the aforementioned items.

Albert O. Nicholas is President and a Director of the Fund, is Chief Executive Officer and Director of the Adviser, and is a controlling person of the Adviser through his ownership of 51% of the outstanding voting securities of the Adviser.

PRICING OF FUND SHARES AND USE OF AMORTIZED COST METHOD OF EVALUATION

The Fund's price per share is the net asset value ("NAV") of the Fund. The NAV of the Fund is determined by dividing the total value in U.S. dollars of the Fund's total net assets by the total number of shares outstanding at that time. The NAV of the Fund's shares is expected by management to remain constant at $1.00 per share. Net assets of the Fund are determined by deducting the liabilities of the Fund from total assets of the Fund. The NAV is determined as of the close of regular trading on the New York Stock Exchange ("NYSE") on each day the NYSE is open for unrestricted trading and when the Federal Reserve Banks are open for business.

Shareholder purchase, redemption and exchange orders are processed using the NAV next calculated (which generally is expected by the Fund to remain constant at $1.00 per share) after receipt of such request in proper order by the Fund (or an Authorized Agent of the Fund). In order to receive a day's price, your request must be received in proper order by the close of regular trading on the NYSE. If you request to purchase, redeem or exchange your shares after the NYSE has closed or on a day when the NYSE and/or the Federal Reserve Banks are closed, the NAV will be determined as of the close of the next day the NYSE is open for trading. Generally, shares of the Fund may not be purchased, redeemed or exchanged on days when the Federal Reserve Banks are closed.

Portfolio securities are valued on an amortized cost basis, whereby a security is initially valued at its acquisition cost. Thereafter, a constant straight-line amortization is assumed each day regardless of the impact of fluctuating interest rates.

Pursuant to Section 270.2a-7 of the Code of Federal Regulations, the Board of Directors has established procedures designed to stabilize the NAV per share at $1.00. Under most conditions, management believes this will be possible, but there can be no assurance they can do so on a continuous basis. In connection with its use of the amortized cost method of valuation and in order to hold itself out as a "money market" fund, the Fund will comply with the applicable provisions of Section 270.2a-7, and in particular, will comply with the following: (i) the Fund will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable NAV per share and specifically will limit the dollar weighted average portfolio maturity of the Fund to not more than 90 days and the remaining maturity of each portfolio security to not more than 397 days (with certain exceptions permitted by the rules of the SEC); (ii) the Fund will limit its portfolio investments to those instruments its Board of Directors determines present minimal credit risks, and are otherwise in accordance with the Fund's investment objectives and restrictions; and (iii) the Fund will adhere to the portfolio diversification requirements set forth in Section 270.2a-7. Calculations are done periodically to compare the value of the Fund's portfolio at amortized cost versus current market values. In the event the per share NAV should deviate from $1.00 by 1/2 of 1% or more, the Board of Directors will promptly consider what action, if any, should be taken.

PURCHASE OF FUND SHARES

	TO OPEN AN ACCOUNT	TO ADD TO AN ACCOUNT
MINIMUM INVESTMENT	$2,000	$100 $50 via the Automatic Investment Plan

BY MAIL

Regular Mail:

Nicholas Funds

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 2944

Milwaukee, Wisconsin 53201-2944

Overnight Mail:

Nicholas Funds

c/o U.S. Bancorp Fund Services, LLC

Third Floor

615 East Michigan Street

Milwaukee, Wisconsin 53202

	Complete and sign the Account Application. Make your check payable to Nicholas Money Market Fund, Inc.	Send your check along with the Invest by Mail form detached from your confirmation statement. Send your check payable to Nicholas Money Market Fund, Inc. with your account number in the memo field.

BY INTERNET – www.nicholasfunds.com The Fund must have bank instructions on file to purchase Fund shares this way.	You may not make an initial purchase of Fund shares via the internet.	Visit www.nicholasfunds.com and click on "Account Access" to purchase or exchange shares from another fund in the Nicholas complex.

BY TELEPHONE – 800-544-6547 414-276-0535 The Fund must have bank instructions on file to purchase Fund shares this way. Telephone calls will be recorded.	You may not make an initial purchase of Fund shares via the telephone.	Call the Fund's transfer agent, U.S. Bancorp Fund Services LLC, during business hours (8:00 A.M. to 7:00 P.M. Central Time).

BY WIRE U.S. Bank, N.A. ABA 075000022 U.S. Bancorp Fund Services, LLC Account 112-952-137 Nicholas Money Market Fund, Inc. (shareholder account number) (shareholder registration)	Call U.S. Bancorp to notify 800-544-6547 or 414-276-0535, then promptly complete and send in an Account Application.	Call U.S. Bancorp to notify 800-544-6547 or 414-276-0535.

AUTOMATIC INVESTMENT PLAN U.S. Bancorp 800-544-6547 or 414-276-0535 Nicholas Company, Inc. 800-227-5987 or 414-272-6133		Contact the Fund for additional information.

 OTHER INFORMATION ABOUT PURCHASING FUND SHARES

Your application to purchase Fund shares must be in proper order to be accepted may only be accepted by the Fund or an Authorized Agent of the Fund and is not binding until accepted. Once your purchase order has been accepted, you may not cancel or revoke it. All purchase orders must be accompanied by payment in U.S. funds. Your check should be drawn on a U.S. bank, savings and loan or credit union. Checks are accepted subject to collection at full face value in U.S. funds. Cashiers checks, two-party checks and money orders will not be accepted. The transfer agent will charge a $25 fee against your account, in addition to any loss sustained by the Fund, if any payment check is returned to the transfer agent for insufficient funds or your ACH transfer does not clear. The Fund will not accept purchase or exchange orders under circumstances or in amounts considered disadvantageous for shareholders. If you open an account (including custodial accounts) without a proper social security number or taxpayer identification number, it may be liquidated. Proceeds will be distributed to the owner(s) of record on the first business day following the 60th day of investment, net of the backup withholding tax amount.

You should be aware that deposit of purchase and exchange requests in the mail or with other independent delivery services does not constitute receipt by U.S. Bancorp Fund Services, LLC ("U.S. Bancorp") or the Fund.

Only bank accounts held at domestic financial institutions that are Automated Clearing House ("ACH") members may be used for telephone or internet transactions. The ability to perform internet and telephone transactions will become effective approximately 15 business days after an application including bank instructions or a change of account options request to add or change bank instructions is received.

During periods of substantial economic or market changes or due to technical difficulties, you may have difficulty making internet or telephone purchases and exchanges. If you are unable to perform your transaction via the internet or by telephone, you may purchase and exchange Fund shares by delivering the request in person or by mail.

The Fund and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Purchase of shares will be made in full and fractional shares computed to three decimal places.

Due to fixed expenses incurred by the Fund in maintaining individual accounts, the Fund reserves the right to redeem accounts that fall below the minimum investment required due to shareholder redemption (but not solely due to a decrease in net asset value of the Fund). In order to exercise this right, the Fund will give advance written notice of at least 30 days to the accounts below such minimum.

The Fund will not issue certificates representing Fund shares. The Fund's transfer agent will credit the shareholder's account with the number of shares purchased. Written confirmations are issued for all purchases of Fund shares.

REDEMPTION AND EXCHANGE OF FUND SHARES

BY MAIL

Regular Mail:

Nicholas Funds

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 2944

Milwaukee, Wisconsin 53201-2944

Overnight Mail:

Nicholas Funds

c/o U.S. Bancorp Fund Services, LLC

Third Floor

615 East Michigan Street

Milwaukee, Wisconsin 53202

Written redemption and exchange requests must include the name of the Fund, the account number(s), the amount of money or number of shares being redeemed or exchanged, the name(s) on the account(s) and the signature(s) of each registered account holder. If an account registration is individual, joint tenants, sole proprietorship, custodial (Uniform Transfer to Minors Act), or general partners, the written request must be signed exactly as the account is registered. If the account is owned jointly, all owners must sign.

BY INTERNET – www.nicholasfunds.com The Fund must have bank instructions on file to redeem Fund shares this way.	Visit www.nicholasfunds.com and click on "Account Access" to redeem or exchange shares to another fund in the Nicholas complex.

BY TELEPHONE – 800-544-6547 414-276-0535 Telephone calls will be recorded.	Call the Fund's transfer agent, U.S. Bancorp Fund Services LLC, during business hours (8:00 A.M. to 7:00 P.M. Central Time).

BY WIRE – 800-544-6547 414-276-0535	Call U.S. Bancorp to request wire redemptions.

SYSTEMATIC WITHDRAWAL PLAN U.S. Bancorp 800-544-6547 or 414-276-0535 Nicholas Company, Inc. 800-227-5987 or 414-272-6133	Contact the Fund for additional information.

 OTHER INFORMATION ABOUT REDEEMING AND EXCHANGING FUND SHARES

All redemptions and exchanges will be processed immediately upon receipt and written confirmations will be issued for all redemptions and exchanges of Fund shares. Once your redemption or exchange order has been accepted, you may not cancel or revoke it.

The Fund ordinarily pays for redeemed shares within seven days after receipt of a request in proper order, except as provided by the rules of the Securities and Exchange Commission. Redemption proceeds to be wired normally will be wired on the next business day after a NAV is determined. The Fund reserves the right to hold payment up to 15 days or until notified that investments made by check have been collected, at which time payment will be made.

You may instruct U.S. Bancorp to mail the proceeds to the address of record or to directly mail the proceeds to a pre-authorized bank account. Proceeds also may be wired to a pre-authorized account at a commercial bank in the United States. The transfer agent charges a $15 wire redemption fee. In addition, proceeds also may be electronically transferred through the ACH to a pre-authorized account at no cost. Please contact the Fund for the appropriate form if you are interested in setting your account up with wiring instructions or authorizing electronic transfers.

You can redeem and exchange your shares by internet or telephone unless you decline this option in writing.

During periods of substantial economic or market changes or due to technical difficulties, you may have difficulty making internet or telephone redemptions and exchanges. If you are unable to perform your transactions via the internet or by telephone, you may redeem or exchange your shares by delivering the request in person or by mail.

The Fund reserves the right to refuse a redemption or exchange if it believes it is advisable to do so. Procedures for redeeming and exchanging Fund shares by internet or telephone may be modified or terminated at any time by the Fund or its transfer agent. The exchange privilege may be terminated or modified only upon 60 days advance notice to shareholders. Neither the Fund nor its transfer agent will be liable for following instructions communicated by the internet or telephone which they reasonably believe to be genuine. The Fund and its transfer agent will employ reasonable procedures to confirm that instructions received by telephone are genuine, and if they do not, they may be liable for losses due to unauthorized or fraudulent instructions.

 You may not fax your redemption or exchange request. The Fund will return and not process requests that contain restrictions as to the time or date redemptions and exchanges are to be effected.

The Fund may require additional supporting documents for redemptions and exchanges made by corporations, executors, administrators, trustees and guardians. Specifically, if the account is registered in the name of a corporation or association, the request must be accompanied by a corporate resolution signed by the authorized person(s). A redemption or exchange request for accounts registered in the name of a legal trust must have a copy of the title and signature page of the trust agreement on file or must be accompanied by the trust agreement and signed by the trustee(s).

If you have an individual retirement account ("IRA") or other retirement plan, you must indicate on your redemption requests whether or not to withhold federal income tax. Unless a redemption request specifies not to have federal income tax withheld, the transaction will be subject to withholding. Please consult your current IRA Disclosure Statement for any applicable fees. IRA redemptions may not be conducted using the internet

Nicholas Company, Inc. is the adviser to the following funds which you may conduct exchange transactions with and which have investment objectives and net assets as noted below:

Fund	Investment Objective	Net Assets at December 31, 2003
Nicholas Fund, Inc.	Long-term growth	$2,452,233,709
Nicholas II, Inc.	Long-term growth	521,727,705
Nicholas Limited Edition, Inc. (1)	Long-term growth	146,008,884
Nicholas Equity Income Fund, Inc.	Reasonable income; Moderate long-term growth as a secondary consideration	20,126,486
Nicholas Income Fund, Inc.	High current income consistent with the preservation and conservation of capital value	120,416,714
Nicholas Liberty Fund (2)	Long-term growth	5,904,092

(1) You should be aware that Nicholas Limited Edition, Inc. is restricted in size to ten million shares (without taking into account shares outstanding as a result of capital gain and dividend distributions). The exchange privilege into that mutual fund may be terminated or modified at any time or times when that maximum is reached.

(2) Please be aware that Nicholas Liberty Fund is not registered for sale in all states.

If you choose to exercise the exchange privilege, your shares will be exchanged at their next determined NAV. Minimum investment requirements must be met. If you exercise an exchange into this Fund on a day when the NYSE is open for trading but the Federal Reserve Banks are closed, your shares of the fund being exchanged will be redeemed on the day upon which the exchange request is received; however, issuance of Fund shares will be delayed one business day. In such a case, the exchanged amount would be uninvested for this one-day period.

If you are interested in exercising the exchange privilege, you must obtain the appropriate prospectus from Nicholas Company, Inc.

A signature guarantee helps protect the Fund and shareholders against fraud.  A signature guarantee of each owner is required in the following situations:

* if you change or transfer the registration of your account

* if you opted out of telephone or internet privileges and would like to re-establish these on your account

* when you want the redemption proceeds sent to a different address than is registered on the account

* if the redemption proceeds are to be made payable to someone other than the account owner(s)

* any redemption transmitted by federal wire transfer to your bank not previously set up with the Fund

* if a change of address request has been received by the Fund or its transfer agent within 15 days of a redemption request

* for redemption requests of $100,000 or more

Your redemption will not be processed until the signature guarantee, if required, is received in proper order. A notary public is not an acceptable guarantor.  The Fund may waive or modify any signature guarantee requirements at any time.

If you are uncertain about what documents or instructions are necessary in order to redeem and exchange shares, please write or call U.S. Bancorp (800-544-6547 or 414-276-0535) prior to submitting a request. A redemption or exchange request will not become effective until all documents are received in proper order.

USE OF A PROCESSING INTERMEDIARY TO PURCHASE AND REDEEM FUND SHARES

You can purchase and redeem shares of the Fund through certain broker-dealers, financial institutions and other service providers ("Processing Intermediaries"). Certain Processing Intermediaries are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. If you invest in the Fund this way, the Processing Intermediary rather than you, may be the shareholder of record. Processing Intermediaries may use procedures and impose restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. You should read the program materials provided by the Processing Intermediary in conjunction with this Prospectus before you invest in the Fund this way.

Processing Intermediaries may charge fees or other charges for the services they provide to their customers. Such charges vary among Processing Intermediaries, but in all cases will be retained by the Processing Intermediary and not remitted to the Fund or the Adviser.

The Fund also may enter into an arrangement with some Processing Intermediaries which authorizes them to process purchase and redemption orders on behalf of the Fund on an expedited basis (an "Authorized Agent"). Receipt of a purchase or redemption order by an Authorized Agent will be deemed to be received by the Fund for purposes of determining the NAV of Fund shares to be purchased or redeemed. If you place a purchase order through an Authorized Agent, you will pay the Fund's NAV next computed after the receipt by the Authorized Agent of such purchase order, plus any applicable transaction charges imposed by the Authorized Agent. For redemption orders placed through an Authorized Agent, you will receive redemption proceeds which reflect the NAV next computed after the receipt by the Authorized Agent of the redemption order, less any redemption fees imposed by the Authorized Agent.

Of course, you do not have to use the services of a Processing Intermediary, or pay the fees that may be charged for such services. You can invest directly with the Fund without a sales charge. If you hold Fund shares through a Processing Intermediary, you must redeem your shares through such Processing Intermediary. In such event, you should contact the Processing Intermediary for instructions on how to redeem. Otherwise, if you originally invested directly with the Fund, you can redeem Fund shares through the Fund without a redemption charge.

TRANSFER OF FUND SHARES

You may transfer Fund shares in instances such as the death of a shareholder, change of account registration, change of account ownership and in cases where shares of the Fund are transferred as a gift. You can obtain documents and instructions necessary to transfer Fund shares by writing or calling U.S. Bancorp (414-276-0535 or

800-544-6547) or Nicholas Company, Inc. (414-272-6133 or 800-227-5987) prior to submitting any transfer requests.

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAX STATUS

The Fund intends to qualify annually as a "regulated investment company" under the Internal Revenue Code of 1986 and intends to take all other action required to ensure that little or no federal income or excise taxes will be payable by the Fund. As a result, the Fund generally will seek to distribute to its shareholders substantially all of its net investment income and net realized capital gain.

The net investment income increased or reduced by realized gains or losses, if any, for each day is declared as a dividend to shareholders of record. Shares purchased will begin earning dividends on the business day following the day the purchase order is confirmed. Shares redeemed will earn dividends through the date of the redemption order. If you request in writing that your dividends be paid in cash, the Fund will issue a check within five business days of the reinvestment date. If all of your shares are redeemed during a month, dividends credited to your account from the beginning of the dividend period through the time of redemption will be paid with the redemption proceeds.

A statement of all calendar year-to-date transactions, including shares accumulated from dividends and capital gain distributions, is mailed to each shareholder quarterly. Information as to each shareholder's tax status is given annually.

For federal income tax purposes, distributions by the Fund, whether received in cash or invested in additional shares of the Fund, will be taxable to the Fund's shareholders, except those shareholders who are not subject to tax on their income. Distributions paid from the Fund's net investment income are paid to shareholders as ordinary income dividends. The Fund does not intend to generate capital gains. Because the investment income of the Fund will be derived from interest rather than dividends, no portion of such dividends will qualify for the dividends received deduction for corporations.

Under federal law, some shareholders may be subject to "backup withholding" on reportable dividends, capital gain distributions (if any) and redemption payments. Generally, shareholders subject to backup withholding will be those (i) for whom a taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number; or (ii) who have failed to declare or underreported certain income on their federal returns. When establishing an account, you must certify under penalties of perjury that the taxpayer identification number you give to the Fund is correct and that you are not subject to backup withholding.

The foregoing tax discussion relates to federal income taxes only and is not intended to be a complete discussion of all federal tax consequences. You should consult with a tax adviser concerning the federal, state and local tax aspects of an investment in the Fund.

DIVIDEND AND DISTRIBUTION REINVESTMENT PLAN

Unless you elect to accept cash in lieu of shares, all dividend and capital gain distributions are automatically reinvested in additional shares of the Fund through the Dividend and Distribution Reinvestment Plan (the "Reinvestment Plan"). You may elect to accept cash on an application to purchase shares, by telephone or by separate written notification. Unless otherwise requested, dividends will be reinvested automatically in additional Fund shares on the last business day of each month. All reinvestments are at the NAV in effect on the dividend or distribution date and are credited to the shareholder's account. U.S. Bancorp will notify you of the number of shares purchased and the price following each reinvestment period.

You may withdraw from or thereafter elect to participate in the Reinvestment Plan at any time by giving written or telephonic notice to U.S. Bancorp. The Fund's transfer agent must receive an election prior to the dividend record date of any particular distribution for the election to be effective for that distribution. If an election to withdraw from or participate in the Reinvestment Plan is received between a dividend record date and payment date, it shall become effective on the day following the payment date. The Fund may modify or terminate the Reinvestment Plan at any time on 30 days written notice to participants.

SYSTEMATIC WITHDRAWAL PLAN

If you own $10,000 or more of Fund shares at the current market value, you may open a Systematic Withdrawal Plan (the "Plan") and receive monthly, quarterly, semiannual or annual checks for any designated amount. U.S. Bancorp reinvests all income and capital gain dividends in shares of the Fund. You may add shares to, withdraw shares from, or terminate the Plan, at any time. Each withdrawal may be a taxable event to you. Liquidation of shares in excess of distributions may deplete or possibly use up the initial investment, particularly in the event of a market decline, and withdrawals cannot be considered a yield or income on the investment. In addition to termination of the Plan by the Fund or shareholders, the Fund's transfer agent may terminate the Plan upon written notice mailed to the shareholders. Please contact Nicholas Company, Inc. for copies of the Plan documents.

TAX DEFERRED ACCOUNTS

If you are eligible, you may be able to set up one or more tax deferred accounts. A contribution to certain of these plans also may be tax deductible. The Fund offers the following tax deferred accounts: traditional, Roth, SEP and SIMPLE IRAs; a Master Retirement Plan for self-employed individuals and partnerships; and a Coverdell Savings Account for qualified education expenses for children under 18. A description of applicable service fees and application forms are available upon request from the Fund. These documents also contain a Disclosure Statement, which the IRS requires to be furnished to individuals who are considering adopting these plans. It is important that you obtain up-to-date information from the Fund before opening a tax deferred account. Investors should consult with their tax adviser or legal counsel before investing in a tax deferred account.

APPENDIX A:

DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS

COMMERCIAL PAPER RATINGS

1. Standard & Poor's Commercial Paper Ratings.

"A-1" and "A-2" are the two highest commercial paper rating categories, and issuers rated in these categories have the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) the issuer has access to at least two additional channels of borrowing; (3) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (4) typically, the issuer is in a strong position in a well-established industry or industries; and (5) the reliability and quality of management is unquestioned. Relative strength or weakness of the above characteristics determine whether an issuer's paper is rated "A-1" or "A-2."

2. Moody's Commercial Paper Ratings.

"Prime-1" and "Prime-2" are the two highest commercial paper rating categories. Moody's evaluates the salient features that affect a commercial paper issuer's financial and competitive position. The appraisal includes, but is not limited to, the review of such factors as: (1) quality of management; (2) industry strengths and risks; (3) vulnerability to business cycles; (4) competitive position; (5) liquidity measurements; (6) debt structures; and (7) operating trends and access to capital markets. Different degrees of weight are applied to the above factors as deemed appropriate for individual situations.

CORPORATE BOND RATINGS

1. Standard & Poor's Corporate Bond Ratings.

AAA rated bonds are the highest-grade obligations. They possess the ultimate degree of protection as to principal and interest. Marketwise, they move with interest rates, and hence provide the maximum safety on all counts.

AA rated bonds also qualify as high-grade obligations, and in the majority of instances differ from AAA issues only in small degree. Here, too, prices move with the long-term money market.

2. Moody's Corporate Bond Ratings.

Aaa rated bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa rated bonds are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

 Investment Adviser
NICHOLAS COMPANY, INC.
Milwaukee, Wisconsin
414-272-6133 or 800-227-5987

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
Milwaukee, Wisconsin
414-276-0535 or 800-544-6547

Custodian
U.S. BANK N.A.
Cincinnati, Ohio

Independent Auditors
DELOITTE & TOUCHE LLP
Milwaukee, Wisconsin

Counsel
MICHAEL BEST & FRIEDRICH LLP
Milwaukee, Wisconsin

FOR MORE INFORMATION ABOUT THE FUND:

The Fund's Statement of Additional Information ("SAI"), dated April 30, 2004, contains more detailed information on all aspects of Nicholas Money Market Fund, Inc., and is incorporated by reference in this Prospectus. Additional information about the Fund also is available in the Fund's Annual and Semiannual Report to Shareholders.

To request a free copy of the current Annual/Semiannual Report or SAI, or to make shareholder inquiries, please write or call: Nicholas Money Market Fund, Inc., 700 North Water Street, Milwaukee, Wisconsin 53202, 800-227-5987 (toll-free). Additional information about the Fund also can be obtained from the Fund's Internet website at www.nicholasfunds.com.

In addition, you can review the Fund's reports and SAIs at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about the Fund also are available on the SEC's Internet website at www.sec.gov. For a duplicating fee, copies of such information may be obtained by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

For the most current price and return information for the Fund, you may call the Fund at 800-227-5987 (toll-free) or 414-272-6133 or check the Fund's website at www.nicholasfunds.com. You also can find the most current price of the Fund's shares in the business section of your newspaper in the money market fund section under the heading "Nicholas." If you prefer to obtain this information from an on-line computer service, you can do so by using the ticker symbol "NICXX" or the cusip number 653739102.

Investment Company Act File No. 811-5537

PROSPECTUS

April 30, 2004

 NICHOLAS MONEY MARKET FUND, INC.

Nicholas Money Market Fund, Inc.
Suite 1010
700 North Water Street
Milwaukee, Wisconsin 53202 www.nicholasfunds.com

NO LOAD

NO SALES CHARGE

Nicholas Money Market Fund, Inc.

Form N-1A

PART B: STATEMENT OF ADDITIONAL INFORMATION

NICHOLAS MONEY MARKET FUND, INC.

STATEMENT OF ADDITIONAL INFORMATION

 700 North Water Street, Suite 1010
Milwaukee, Wisconsin 53202
414-272-6133
800-227-5987

This Statement of Additional Information is not a prospectus and contains information in addition to and more detailed than that set forth in the current Prospectus of Nicholas Money Market Fund, Inc. (the "Fund"), dated April 30, 2004. It is intended to provide you with additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Fund's current Prospectus and the Fund's Annual Report for the fiscal year ended December 31, 2003, which are incorporated herein by reference, as they may be revised from time to time. The Fund's Prospectus provides the basic information you should know before investing in the Fund.

To obtain a free copy of the Fund's Prospectus and Annual Report, please write or call the Fund at the address and telephone number set forth above.

NO LOAD FUND - NO SALES OR REDEMPTION CHARGE BY THE FUND

Investment Adviser

NICHOLAS COMPANY, INC.

April 30, 2004

TABLE OF CONTENTS

Page

INTRODUCTION	1
INVESTMENT OBJECTIVES AND INVESTMENT STRATEGIES	1
INVESTMENT RESTRICTIONS	2
INVESTMENT RISKS	3
THE FUND'S INVESTMENT ADVISER	4
MANAGEMENT ? DIRECTORS, EXECUTIVE OFFICERS AND PORTFOLIO MANAGER OF THE FUND	6
PRINCIPAL SHAREHOLDERS	12
PURCHASE AND REDEMPTION OF FUND SHARES	12
ANTI-MONEY LAUNDERING PROGRAM	12
DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAX STATUS	13
BROKERAGE	13
PERFORMANCE DATA	14
CAPITAL STRUCTURE	14
STOCK CERTIFICATES	14
ANNUAL MEETING	14
SHAREHOLDER REPORTS	15
CUSTODIAN AND TRANSFER AGENT	15
INDEPENDENT AUDITORS AND LEGAL COUNSEL	15
FINANCIAL INFORMATION	15

INTRODUCTION

Nicholas Money Market Fund, Inc. (the "Fund") was incorporated under the laws of Maryland on April 15, 1988. The Fund is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). This type of investment company is commonly called a mutual fund. As an open-end investment company, it obtains its assets by continuously selling shares of its common stock, $0.0001 par value, to the public. Since higher yielding money market instruments are often available only in large denominations, the Fund provides a way for investors to take advantage of these higher yields that may be beyond the reach of an individual investor. As an open-end investment company, the Fund will redeem any of its outstanding shares on demand of the owner at their net asset value next determined following receipt of the redemption request. The investment adviser to the Fund is Nicholas Company, Inc. (the "Adviser").

INVESTMENT OBJECTIVES AND INVESTMENT STRATEGIES

The investment objectives and strategies of the Fund described in this Statement of Additional Information ("SAI"), supplement the investment objectives and investment strategies disclosures included in the Fund's Prospectus under the caption "INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS." Please read the Prospectus in conjunction with this Statement of Additional Information. Set forth below is additional information on the other Fund investment strategies and permissible investments which the Fund may use in an effort to obtain its primary objective.

Certain Other Investment Strategies and Portfolio Investments

From time to time, the Fund may invest in commercial paper and other short-term corporate obligations which are issued in private placements pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), including securities eligible for resale under Rule 144A. Such securities are not registered for purchase and sale by the public under the Securities Act, and there may be a risk of little or no market for resale associated with such securities if the Fund does not hold them to maturity. The determination of the liquidity of these securities is a question of fact for the Board of Directors to determine, based upon the trading markets for the specific security, the availability of reliable price information and other relevant information. In addition, to the extent that qualified institutional buyers do not purchase restricted securities pursuant to Rule 144A, the Fund's investing in such securities may have the effect of increasing the level of illiquidity in the Fund's portfolio.

From time to time, the Fund may invest in obligations of a foreign branch of a U.S. bank and U.S. branches of a foreign bank or obligations issued by other governments.

The Fund also may invest in repurchase agreements involving the securities discussed in the "INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS" section of the Fund's Prospectus. A repurchase agreement occurs when, at the time the Fund purchases an interest-bearing obligation, the seller (a bank or a broker-dealer) agrees to repurchase it on a specified date in the future at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the Fund's money is invested in the security. The Fund will determine the market value of the collateral on a daily basis and will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. However, the Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. The Fund has a fundamental policy that it will not enter into repurchase agreements which will not mature within seven days if any such investment, together with all other assets held by the Fund which are not readily marketable, amounts to more than 10% of its total net assets.

The Fund also may invest in the securities of real estate investment trusts ("REITs") and other real estate-based securities, including securities of companies whose assets consist substantially of real property and interests therein, listed on a national securities exchange or authorized for quotation on the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), but subject to certain investment limits.

All percentage limitations on the Fund's investment practices apply at time of an investment or a transaction. Thus, if an investment satisfies a percentage restriction when it is made, a later change in the value of the investment or total value of the Fund's assets will not constitute a violation of such restriction.

The Adviser uses its best judgment in selecting investments, taking into consideration interest rates, terms and marketability of obligations as well as the capitalization, earnings, liquidity and other indicators of the financial condition of the issuer in arriving at investment decisions. Due to fluctuations in the interest rates, the market value of the securities in the portfolio may vary during the period of the shareholder's investment in the Fund. To minimize the effect of changing rates on the net asset value of its shares, the Fund intends to keep the dollar weighted average maturity of its holdings to 90 days or less. See "Pricing of Fund Shares and Use of Amortized Cost Method of Valuation."

INVESTMENT RESTRICTIONS

The Fund has adopted the following restrictions, which are matters of fundamental policy and cannot be changed without the approval of the holders of a majority of its outstanding shares, or, if less, 67% of the shares represented at a meeting of shareholders at which 50% or more of the holders are represented in person or by proxy.

1. The Fund will not purchase securities on margin, participate in a joint trading account, sell securities short, or act as an underwriter or distributor of securities other than its own capital stock. The Fund will not lend money, except for:

(a) the purchase of a portion of an issue of publicly distributed debt securities;

(b) investment in repurchase agreements in an amount not to exceed 20% of the total net assets of the Fund; provided, however, that repurchase agreements maturing in more than seven days will not constitute more than 10% of the value of the total net assets; and

(c) the purchase of a portion of bonds, debentures or other debt securities of types commonly distributed in private placements to financial institutions, such illiquid amount of which is not to exceed 10% of the value of total net assets of the Fund; provided, however, that all illiquid securities will not exceed 10% of the value of the Fund's total net assets.

2. The Fund may make bank borrowings but only for temporary or emergency purposes and then only in amounts not in excess of 5% of the lower of cost or market value of the Fund's total net assets.

3. The Fund will not pledge any of its assets.

4. Investments will not be made for the purpose of exercising control or management of any company. The Fund will not purchase securities of any issuer if, as a result of such purchase, the Fund would hold more than 10% of the voting securities of such issuer.

The Fund may not purchase the securities of any one issuer, except securities issued or guaranteed by the United States, or its instrumentalities or agencies, if immediately after and as a result of such purchase the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets.

6. Not more than 25% of the value of the Fund's total net assets will be concentrated in companies of any one industry or group of related industries. This restriction does not apply to U.S. Government Securities or to obligations (including certificates of deposit and bankers acceptances) of banks or savings and loan associations subject to regulation by the U.S. Government.

7. The Fund will not acquire or retain any security issued by a company, if an officer or director of such company is an officer or director of the Fund, or is an officer, director, shareholder or other interested person of the Adviser.

The Fund may not purchase or sell real estate or interests in real estate, commodities or commodity futures. The Fund may invest in the securities of REITs and other real estate-based securities (including securities of companies whose assets consist substantially of real property and interests therein) listed on a national securities exchange or authorized for quotation on NASDAQ, but not more than 10% in value of the Fund's total assets will be invested in REITs nor will more than 25% in value of the Fund's total assets be invested in the real estate industry in the aggregate.

Investment Restrictions Which May Be Changed Without Shareholder Approval

The Fund's Board of Directors has adopted the following restrictions which may be changed by the Board of Directors of the Fund without shareholder approval:

* The Fund will not invest in interests in oil, gas or other mineral exploration programs

* The Fund will not invest in puts, calls, straddles, spreads or any combination thereof

* The Fund will not invest in securities of other open-end management-type investment companies

* The Fund may not issue senior securities in violation of the 1940 Act

* The Fund may make borrowings but only for temporary or emergency purposes and then only in amounts not in excess of 5% of the lower of cost or market value of the Fund's total net assets, and the Fund may make borrowings from banks, provided that immediately after any such borrowing all borrowings of the Fund do not exceed one-third of the Fund's net assets

The Board will give advance notice to shareholders of any change to these investment restrictions by filing with the SEC an amended Statement of Additional Information.

All percentage limitations on the Fund's investment practices apply at the time of an investment or a transaction. Thus, if an investment satisfies a percentage restriction when it is made, later changes in the value of the investment or total value of the Fund's assets will not constitute a violation of such restriction.

INVESTMENT RISKS

This section contains a summary description of the risks of other investment strategies and related investments of the Fund as discussed in this Statement of Additional Information. For a description of the principal risks of investing in the Fund, please see the "INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS" section in the Fund's Prospectus. As with any mutual fund, there can be no guarantee that the Fund will meet its goal or that you will not lose money on your investment. There is no guarantee the Fund's performance will be positive over any period of time.

Illiquid and Restricted Securities. Investments in illiquid or restricted securities, which may be acquired by the Fund from time to time, may be illiquid or volatile because of the absence of an active trading market making it difficult to value them or dispose of them properly at an acceptable price. Restricted securities may have a contractual limit on resale or may require registration under federal securities laws before they can be sold publicly. Difficulty in selling a security may result in a loss to the Fund or additional costs.

 Foreign Investment Risk. From time to time, the Fund may invest in obligations of a foreign branch of a U.S. bank and U.S. branches of a foreign bank or obligations issued by other governments which may subject the Fund to certain investment risks, including international and political developments, foreign government restrictions, foreign withholding taxes, possible seizure or nationalization of deposits, the establishment of exchange control regulations and the adoption of other governmental restrictions that might affect the payment of principal and interest on those securities. In addition, foreign branches of domestic banks and foreign banks are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting and record keeping. The Fund is subject to certain investment restrictions on foreign investing as described above.

Repurchase Agreements. The Fund may buy securities with the understanding that the seller may buy them back with interest at a later date. The Fund's risk is the ability of the seller to pay the agreed-upon price on the delivery date. In the opinion of the Adviser, the risk is minimal because the security purchased constitutes security for the repurchase obligation, and repurchase agreements can be considered as loans collateralized by the security purchased. If the seller is unable to honor its commitment to repurchase the securities, the Fund could lose money. If the seller seeks relief under the bankruptcy laws, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights. The Fund is subject to certain investment restrictions on repurchase agreements as previously described.

Real Estate Investment Trusts and Other Real Estate-Based Securities. From time to time, the Fund may invest in REITs and other real estate-based securities listed on a national securities exchange or authorized for quotation on NASDAQ. These securities are subject to risks related to the real estate industry. The performance of these securities is dependent on the types and locations of the properties owned by the entities issuing the securities and how well the properties are managed. For instance, the income of the properties could decline due to vacancies, increased competition or poor management, and the property values of the properties could decrease due to a decline in neighborhood condition, overbuilding, uninsured damages caused by natural disasters, property tax increases or other factors. In addition, these securities also are subject to market risk (the risk that stock prices overall will decline over short or even extended periods) and interest rate risk (the risk that the prices of these securities will decrease if interest rates rise). At time of investment, not more than 10% of the Fund's total assets may be invested in REITs, and in the aggregate, not more than 25% of the Fund's total assets may be invested in the real estate industry.

An investment in the Fund is not insured or guaranteed by the FDIC, the Federal Reserve Board or any other agency of the U.S. government. Although the Fund tries to maintain a $1.00 per share price, it is possible to lose money by investing in the Fund.

THE FUND'S INVESTMENT ADVISER

Nicholas Company, Inc., located at 700 North Water Street, Suite 1010, Milwaukee, Wisconsin 53202, is the Fund's investment adviser. The Adviser furnishes the Fund with continuous investment service and is responsible for overall management of the Fund's business affairs, subject to supervision by the Fund's Board of Directors. The Adviser is the investment adviser to six other mutual funds and approximately 15 institutions and individuals with substantial investment portfolios. The other funds it advises are Nicholas Fund, Inc., Nicholas II, Inc., Nicholas Limited Edition, Inc., Nicholas Liberty Fund (a series of Nicholas Family of Funds, Inc.), Nicholas Equity Income Fund, Inc. and Nicholas Income Fund, Inc., with primary investment objectives and net assets as set forth below.

Fund	Primary Investment Objective	Net Assets as of December 31, 2003
Nicholas Fund, Inc.	Long-term Growth	$2,452,233,709
Nicholas II, Inc.	Long-term Growth	521,727,705
Nicholas Limited Edition, Inc. (1)	Long-term Growth	146,008,884
Nicholas Liberty Fund (2)	Long-term Growth	5,904,092
Nicholas Equity Income Fund, Inc.	Reasonable Income	20,126,486
Nicholas Income Fund, Inc.	High Current Income	120,416,714

(1) You should be aware that Nicholas Limited Edition, Inc. is restricted in size to ten million shares (without taking into account shares outstanding as a result of capital gain and dividend distributions). The exchange privilege into that mutual fund may be terminated or modified at any time or times when that maximum is reached.

(2) Please be aware that Nicholas Liberty Fund is not registered for sale in all states.

The annual fee paid to the Adviser is paid monthly and is based on the average net asset value of the Fund, as determined by valuations made at the close of each business day of the month. The annual fee is three tenths of one percent (0.30 of 1%) of the average net asset value of the Fund. At December 31, 2003, total net assets of the Fund were $101,063,127. The Adviser has agreed to reduce the management fee by any operating expenses (other than the management fee) incurred by the Fund in excess of 1/2 of 1% of average daily net assets. The Adviser shall at least annually reimburse the Fund by offsetting against its fee all expenses incurred in excess of this amount. The total expenses of the Fund as a percentage of net assets for the year ended December 31, 2003 were 0.43%. During the years ended December 31, 2003, 2002 and 2001, the Fund paid the Adviser an aggregate of $378,645, $408,890 and $457,855, respectively, in fees. During none of the foregoing fiscal years did the expenses borne by the Fund exceed the expense limitation then in effect and the Adviser was not required to reimburse the Fund for any additional expenses.

Under an Investment Advisory Agreement with the Fund, the Adviser, at its own expense and without reimbursement from the Fund, furnishes the Fund with office space, office facilities, executive officers and executive expenses (such as health insurance premiums for executive officers). The Adviser also pays all sales and promotional expenses of the Fund, other than expenses incurred in complying with laws regulating the issue or sale of securities. The Fund pays for all of its operating expenses, including, but not limited to, the costs of preparing and printing its registration statements required under the Securities Act and the 1940 Act, and any amendments thereto, the expense of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders and to persons making unsolicited requests for information, the cost of stock certificates, reports to shareholders, interest charges, taxes and legal fees and expenses. Also included as operating expenses which are paid by the Fund are fees of directors who are not interested persons of the Adviser or officers or employees of the Fund, salaries of administrative and clerical personnel, association membership dues, auditing, accounting and tax consulting services, fees and expenses of any custodian or trustees having custody of Fund assets, printing and mailing expenses, postage and charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto, and certain other costs related to the aforementioned items.

The Investment Advisory Agreement with the Adviser is not assignable and may be terminated by either party, without penalty, on 60 days notice. Otherwise, the Investment Advisory Agreement continues in effect so long as it is approved annually by (i) the Board of Directors or by a vote of a majority of the outstanding shares of the Fund and (ii) in either case, by the affirmative vote of a majority of directors who are not parties to the Investment Advisory Agreement or "interested persons" of the Adviser or of the Fund, as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting for such approval.

Albert O. Nicholas is President and a Director of the Fund, is Chief Executive Officer and Chairman of the Board of the Adviser, and is a controlling person of the Adviser through his ownership of 51% of the outstanding voting securities of the Adviser. Thomas J. Saeger, Executive Vice President and Secretary of the Fund, is Executive Vice President and Assistant Secretary of the Adviser. David L. Johnson is Executive Vice President of the Fund and Executive Vice President of the Adviser. He is a brother-in-law of Albert O. Nicholas. David O. Nicholas, Senior Vice President of the Fund, is President, Chief Investment Officer and a Director of the Adviser. Lynn S. Nicholas and Kathleen A. Evans, Vice Presidents of the Fund, are also Senior Vice President and Vice President, respectively, of the Adviser. David O. Nicholas and Lynn S. Nicholas are the son and daughter, respectively, of Albert O. Nicholas. Jeffrey T. May is Senior Vice President, Treasurer and Portfolio Manager of the Fund and is Senior Vice President and Treasurer of the Adviser. Candace L. Lesak is Vice President of the Fund and is an employee of the Adviser. David E. Leichtfuss, 100 E. Wisconsin Avenue, Milwaukee, Wisconsin, is a Director and Secretary of the Adviser. Mr. Leichtfuss is a partner with the law firm of Michael Best & Friedrich LLP, Milwaukee, Wisconsin, legal counsel to the Fund and the Adviser.

MANAGEMENT - DIRECTORS, EXECUTIVE OFFICERS AND PORTFOLIO MANAGER OF THE FUND

The overall operations of the Fund are conducted by the officers of the Fund under the control and direction of its Board of Directors. The Board of Directors governs the Fund and is responsible for protecting the interests of shareholders. The Board of Directors consists of individuals who meet periodically throughout the year to oversee the Fund's activities and review the Fund's performance. The following table sets forth the pertinent information about the Fund's officers and directors as of March 31, 2004: Unless otherwise listed, the business address of each director and officer is 700 North Water Street, Milwaukee, WI 53202.

Name and Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
INTERESTED DIRECTOR
Albert O. Nicholas, 73 (1), (3)	President and Director	(2), 16 years	Chief Executive Officer and Chairman of the Board, Nicholas Company, Inc., the Adviser to the Fund. He has been Co-Portfolio Manager for, and primarily responsible for the day-to-day management of the portfolios of Nicholas Fund, Inc. and also Nicholas Equity Income Fund, Inc. since July 2001. He formerly was the sole Portfolio Manager of these funds since the time the Adviser managed them. He formerly was the Co-Portfolio Manager of Nicholas Income Fund, Inc. He is a Chartered Financial Analyst.	6	None
DISINTERESTED DIRECTORS

Timothy P. Reiland, 47	Director	(2), 1 year	Private Investor, Consultant, Chairman and Chief Financial Officer, Musicnotes, Inc., October 2001 to present. Investment Analyst from 1987 to October 2001, Tucker Anthony Incorporated, a brokerage firm. Prior to November 1999, Tucker Anthony Incorporated was known as Tucker Anthony Cleary Gull. Prior to November 1998, Tucker Anthony Cleary Gull was known as Cleary Gull Reiland & McDevitt Inc. He is a Chartered Financial Analyst.	5	None
Jay H. Robertson, 52	Director	(2), 9 years	Private Investor, April 2000 to present. Chairman of the Board, Robertson-Ryan and Associates, Inc., an insurance brokerage firm from 1993 to March 2000.	5	None
OFFICERS
David L. Johnson, 62 (3)	Executive Vice President	Annual, 16 years	Executive Vice President, Nicholas Company, Inc., the Adviser to the Fund, and employed by the Adviser since 1980. He is a Chartered Financial Analyst.	N/A	N/A
Thomas J. Saeger, 59	Executive Vice President and Secretary	Annual, 16 years	Executive Vice President and Assistant Secretary, Nicholas Company, Inc., the Adviser to the Fund, and employed by the Adviser since 1969. He is a Certified Public Accountant.	N/A	N/A
David O. Nicholas, 42 (3)	Senior Vice President	Annual, 9 years	President, Chief Investment Officer and Director, Nicholas Company, Inc., the Adviser to the Fund, and employed by the Adviser since 1985. He has been Portfolio Manager for, and primarily responsible for the day-to-day management of the portfolios of Nicholas II, Inc. and Nicholas Limited Edition, Inc. since 1993. He also has been Co-Portfolio Manager of Nicholas Fund, Inc.; and also Nicholas Income Fund, Inc. since April 2001 and Nicholas Equity Income Fund, Inc. since July 2001. He is a Chartered Financial Analyst.	N/A	N/A
Jeffrey T. May, 47	Senior Vice President, Treasurer and Portfolio Manager	Annual, 16 years	Senior Vice President, Treasurer and Compliance Officer, Nicholas Company, Inc., the Adviser to the Fund, and employed by the Adviser since 1987. He has been Portfolio Manager for and primarily responsible for the day-to-day management of the Fund since 1988. He is a Certified Public Accountant.	N/A	N/A
Lynn S. Nicholas, 47 (3)	Vice President	Annual, 16 years	Senior Vice President, Nicholas Company, Inc., the Adviser to the Fund, and employed by the Adviser since 1983. She is a Chartered Financial Analyst.	N/A	N/A
Kathleen A. Evans, 55	Assistant Vice President	Annual, 16 years	Vice President, Nicholas Company, Inc., the Adviser to the Fund, and employed by the Adviser since 1985.	N/A	N/A
Candace L. Lesak, 46	Vice President	Annual, 11 years	Employee, Nicholas Company, Inc., the Adviser to the Fund, since 1983. She is a Certified Financial Planner.	N/A	N/A

 ________________

(1) Mr. Albert O. Nicholas is the only director of the Fund who is an "interested person" in the Adviser, as that term is defined in the 1940 Act, and is the only director who has a direct or indirect interest in the Adviser. Mr. Nicholas is Chief Executive Officer and a director of the Adviser and owns 51% of the outstanding voting securities of the Adviser.

(2) Until duly elected or re-elected at a subsequent annual meeting of the Fund.

(3) David O. Nicholas and Lynn S. Nicholas are the son and daughter, respectively, of Albert O. Nicholas. David L. Johnson is the brother-in-law of Albert O. Nicholas.

See "The Fund's Investment Adviser" for a description of the relationships of the officers of the Fund to the Adviser and the family relationships between directors of the Adviser and officers and directors of the Fund.

The table below sets forth the aggregate dollar range of shares owned beneficially by each director of the Fund as of December 31, 2003. In addition, the table sets forth the dollar range of shares beneficially owned by each director of the other mutual funds that Nicholas Company, Inc. advises and are overseen by such director as of December 31, 2003.

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Albert O. Nicholas	Over $100,000	Over $100,000
Timothy P. Reiland	None	Over $100,000
Jay H. Robertson	$1 - $10,000	Over $100,000

The Investment Advisory Agreement between the Fund and Nicholas Company, Inc. states that the Fund shall pay the directors' fees of directors who are not interested persons of Nicholas Money Market Fund, Inc. The amount of such fees is subject to increase or decrease at any time, but is subject to the overall limitation on the Fund's annual expenses.

The table below sets forth the aggregate compensation received by all directors of the Fund during the year ended December 31, 2003. No officers of the Fund receive any compensation from the Fund, but rather, are compensated by the Adviser in accordance with its investment advisory agreement with the Fund.

Name	Aggregate Compensation From the Fund (1)	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors (1)
Albert O. Nicholas (2)	$ 0	$0	$0	$ 0
Timothy P. Reiland (2)	4,000	0	0	12,900
Jay H. Robertson (2) _______________	4,000	0	0	15,700

(1) During the year ended December 31, 2003, the Fund and other funds in the Nicholas Fund Complex (i.e., those funds which also have Nicholas Company, Inc. as their investment adviser, namely Nicholas Fund, Inc., Nicholas II, Inc., Nicholas Income Fund, Inc., Nicholas Liberty Fund (a series of the Nicholas Family of Funds, Inc.), Nicholas Limited Edition, Inc., and Nicholas Equity Income Fund, Inc.) compensated those directors who are not "interested persons" of the Adviser in the form of meeting attendance fees. During the year ended December 31, 2003, the Fund compensated the disinterested directors at a rate of $1,000 per director per meeting attended. The disinterested directors did not receive any other form or amount of compensation from the Fund Complex during the year ended December 31, 2003. All other directors and officers of the Fund were compensated by the Adviser in accordance with its investment advisory agreement.

(2) Mr. Albert O. Nicholas also is a member of the Board of Directors of Nicholas Fund, Inc., Nicholas II, Inc., Nicholas Income Fund, Inc., Nicholas Money Market Fund, Inc. and Nicholas Equity Income Fund, Inc. Mr. Reiland also is a member of the Board of Directors of Nicholas Liberty Fund (a series of Nicholas Family of Funds, Inc.), Nicholas II, Inc., Nicholas Limited Edition, Inc. and Nicholas Equity Income Fund, Inc. Mr. Jay H. Robertson also is a director of Nicholas Income Fund, Inc., Nicholas Liberty Fund, Nicholas Fund, Inc. and Nicholas Limited Edition, Inc.

In 2002, two officers of the Fund made investments aggregating $200,000 in the common stock of Musicnotes, Inc., a company in which Timothy P. Reiland is the Chairman and Chief Financial Officer. Those investments represent approximately 2% of the outstanding common stock of Musicnotes, Inc.

In February 2004, the Board of Directors of the Fund renewed the one-year term of the Investment Advisory Agreement by and between the Fund and the Adviser through February 2005. In connection with renewal of the Investment Advisory Agreement, no changes to the amount or manner of calculation of the management fee or the terms of the agreement were proposed by Adviser or adopted by the Board. For the fiscal year ended December 31, 2003, the management fee was 0.30% and the Fund's total expense ratio (including the management fee) was 0.43%. In renewing the Investment Advisory Agreement, the Board carefully considered the following factors on an absolute basis and relative to the Fund's peer group: (i) the Fund's expense ratio, which was low compared to the overall peer group; (ii) the Fund's performance on a short-term and long-term basis; (iii) the Fund's management fee; (iv) the overall performance of the market as measured by a number of different indices, including the Consumer Price Index; and (v) the range and quality of the services offered by the Adviser. Specifically, the Board noted that the Fund rated among the top fifteen percent of money market funds for 12-month yield within the Taxable First Tier Money Fund Group as reported by "Money Market Insight," a publication of iMoneyNet, Inc.

Pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended, the Fund is not required to adopt a Code of Ethics governing personal trading activities of its officers, directors and employees because it is a money market fund. However, the Board of Directors of the Fund's adviser, the Nicholas Company, Inc. (the "Adviser") has established and adopted a Code of Ethics pursuant to Rule 17j-1. The Code governs the personal trading activities of all "Access Persons" of the Adviser. Access Persons include every director and officer of the Adviser and investment companies managed by the Adviser, including the Fund, as well as certain employees of the Adviser who, in connection with their regular functions or duties, make, participate in, or obtain other information regarding the purchase or sale of a security by the Adviser of the Fund, or whose functions relate to the making of a recommendation with respect to such purchase or sales. The Code is based on the principle that such Access Persons have a fiduciary duty to place the interest of the Fund and the Adviser's other clients above their own.

The Code provides for trading 'black out " periods of fifteen calendar days during which time Access Persons may not trade in securities which have been purchased or sold, or are being considered for purchase or sale, by the Fund or any other registered investment company or account to which the Adviser serves as investment adviser, unless the transaction is pre-approved by the Adviser. In addition, The Code bans Access Persons from engaging in any manipulative or deceptive practices in connection with certain securities held or acquired by the Fund. The Code also requires that Access Persons obtain pre-approval prior to investing in any initial public offering or private placement.

In the unusual event that the Fund would purchase securities that have voting rights, the Fund has adopted Proxy Voting Policies and Procedures ("Proxy Voting Policies") pursuant to which the Fund would votes shares owned by the Fund. The Fund always endeavors to vote proxies relating to portfolio securities in accordance with its best judgment as to the advancement of the Fund's investment objectives. The general principles of the Proxy Voting Policies reflect the Fund's basic investment criterion that good company management is shareholder focused and should generally be supported. The Fund generally supports management on routine matters and supports management proposals that are plainly in the interests of shareholders. The Fund’s management reviews the Proxy Voting Policies annually.

Subject to the Board's oversight, the Fund has final authority and fiduciary responsibility for voting proxies received by the Fund; however, it has delegated the implementation of the Fund's Proxy Voting Policies to a proxy voting service that is not affiliated with the Fund or its adviser. The Adviser generally anticipates that it will follow the Fund’s proxy voting guidelines.

The following is a summary of the manner in which the Fund would normally expect to vote on certain matters that typically are included in the proxies that the Fund may receive; however, each proxy needs to be considered separately and the Fund's vote may vary depending upon the actual circumstances presented. Proxies for extraordinary matters, such as mergers, reorganizations and other corporate transactions, are necessarily considered on a case-by-case basis in light of the merits of the individual transactions.

ELECTION OF DIRECTORS, CORPORATE GOVERNANCE AND ROUTINE MATTERS - Generally, the Fund supports the company's nominees to serve as directors. The Fund generally supports management on routine corporate matters and matters relating to corporate governance. For example, the Fund generally expects to support management on the following matters: increases in the number of authorized shares of or issuances of common stock or other equity securities; provisions of the corporate charter addressing indemnification of directors and officers; stock repurchase plans; and the selection of independent accountants. The types of matters on corporate governance that the Adviser would expect to vote against include: the issuance of preferred shares where the board of directors has complete freedom as to the terms of the preferred; the adoption of a classified board; the adoption of poison pill plans or similar anti-takeover measures; and the authorization of a class of shares not held by the Fund with superior voting rights.

COMPENSATION ARRANGEMENTS AND STOCK OPTION PLANS - The Fund reviews on a case-by-case basis compensation arrangements and the establishment of stock option plans. The Fund generally believes, if its view of management is favorable enough that the Fund has invested in the company, arrangements that align the interests of management and shareholders are beneficial to long-term performance. However, some arrangements or plans have features that the Fund would oppose. For example, the Fund would vote against an option plan that has the potential to unreasonably dilute the interests of existing shareholders, permit equity overhang that exceed certain levels or that allow for the repricing of outstanding options.

SOCIAL POLICY BASED PROPOSALS - Generally, the Adviser will vote in accordance with management recommendations on proposals addressing social or political issues.

If the Fund’s management believes that a conflict of interest exists with respect to its exercise of any proxy received by the Fund, the Fund will generally rely on the recommendations of the independent proxy voting service. The Adviser’s compliance staff will review any votes where a potential conflict exists and the Fund does not rely on the proxy voting services recommendations. A conflict of interest may arise, for example, if the company to which the proxy relates is a client of the Adviser or one of its affiliates or if the Adviser or one of its affiliates has a material business relationship with that company.

Every August, commencing in 2004, the Fund will file with the Securities and Exchange Commission information regarding the voting of proxies by the Fund for the 12-month period ending the preceding June 30th. Shareholders will be able to view such filings on the Commission's website at http://www.sec.gov or at the Fund's website at http://www.nicholasfunds.com. Shareholders may also obtain a copy of the Proxy Voting Policies by contacting the Fund at 800.227.5987 (toll-free).

PRINCIPAL SHAREHOLDERS

Nicholas Company, Inc., the investment adviser to the Fund, beneficially owned 26,217,943 shares of the Fund, or 28.15%, as of March 31, 2004. Of this amount, the Nicholas Family Foundation owned of record 1,005,238 shares; the Nicholas Company, Inc. Employees Profit-Sharing Trust, of which Mr. Nicholas and David E. Leichtfuss are trustees, owned of record 1,122,160 shares; Nicholas Company, Inc. owned of record 3,112,723 shares; Nancy Nicholas, the spouse of Albert O. Nicholas owned of record 2,979,724 shares; the Williams Heart Foundation, of which Mrs. Nicholas is treasurer, owned of record 303,774 shares; the Church of the Atonement, of which Mr. Nicholas is treasurer owned of record 60,108 shares; the Nicholas Company, Inc. Deferred Compensation Trust owned of record 12,716,009 shares; and Albert O. Nicholas, President and a Director of the Fund, Chief Executive Officer and a Director of the Adviser, and owner of 51% of the outstanding voting securities of the Adviser, owned of record 4,918,207 shares.

No other persons are known to the Fund to own beneficially or of record 5% or more of the outstanding shares of the Fund as of March 31, 2004. All directors and executive officers of the Fund as a group (10 in number) beneficially owned approximately 30.26% of the outstanding shares of the Fund as of March 31, 2004.

PURCHASE AND REDEMPTION OF FUND SHARES

The sections captioned "PURCHASE OF FUND SHARES," "REDEMPTION OF FUND SHARES," and "EXCHANGE BETWEEN FUNDS" in the Fund's Prospectus discuss how you may purchase, redeem or exchange shares of the Fund and are incorporated into this Statement of Additional Information by reference.

Although not anticipated, it is possible that conditions may arise in the future which would, in the opinion of the Fund's Adviser or Board of Directors, make it undesirable for the Fund to pay for all redemptions in cash. In such cases, the Board may authorize payment to be made in portfolio securities or other property of the Fund. However, the Fund has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities would incur brokerage costs when these securities are sold.

The right of redemption may be suspended and the date of payment postponed for more than seven days for any period during which the New York Stock Exchange ("NYSE") is closed other than the customary weekend and holiday closings, and may be suspended for any period during which trading on the NYSE is restricted as determined by the Securities and Exchange Commission ("SEC"), or the SEC has by order permitted such suspension, or the SEC has determined that an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of its securities or to determine fairly the value of its net assets.

ANTI-MONEY LAUNDERING PROGRAM

The Fund has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Fund's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund's transfer agent has established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control ("OFAC") and a complete and thorough review of all new opening account applications. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAX STATUS

The Fund intends to qualify annually as a "regulated investment company" under the Internal Revenue Code of 1986 and intends to take all other action required to ensure that little or no federal income or excise taxes will be payable by the Fund. As a result, the Fund generally will seek to distribute annually to its shareholders substantially all of its net investment income and net realized capital gain (after utilization of any available capital loss carryovers). If the Fund fails to qualify as a regulated investment company under the Internal Revenue Code, its income will be subject to federal income tax, and dividends paid to shareholders will continue to be subject to federal income tax.

The net investment income increased or reduced by realized gains or losses, if any, for each day is declared as a dividend to shareholders of record. Shares purchased will begin earning dividends on the business day following the day the purchase order is confirmed. Shares redeemed will earn dividends through the date of the redemption order. If you request in writing that your dividends be paid in cash, the Fund will issue a check within five business days of the reinvestment date. If all of your shares are redeemed during a month, dividends credited to your account from the beginning of the dividend period through the time of redemption will be paid with the redemption proceeds.

A statement of all calendar year-to-date transactions, including shares accumulated from dividends and capital gains distributions, is mailed to each shareholder quarterly. Information as to each shareholder's tax status is given annually.

For federal income tax purposes, distributions from the Fund, whether received in cash or invested in additional shares of the Fund, will be taxable to the Fund's shareholders, except those shareholders who are not subject to tax on their income. Distributions paid from the Fund's net investment income are paid to shareholders as ordinary income dividends. The Fund does not intend to generate capital gains. Because the investment income of the Fund will be derived from interest rather than dividends, no portion of such dividends will qualify for the dividends received deduction for corporations.

The foregoing tax discussion relates to federal income taxes only and is not intended to be a complete discussion of all federal tax consequences. You should consult with a tax adviser concerning the federal, state and local tax aspects of an investment in the Fund.

BROKERAGE

The Adviser decides which securities to buy for the Fund and when to sell them. It also selects the broker or dealer who places the Fund's investment business and negotiates their commissions. The Adviser selects a broker or dealer to execute a portfolio transaction on the basis that such broker or dealer will execute the order as promptly and efficiently as possible subject to the overriding policy of the Fund. This policy is to obtain the best market price and reasonable execution for all its transactions, giving due consideration to such factors as reliability of execution and the value of research, statistical and price quotation services provided by such broker or dealer. The research services provided by brokers consist of recommendations to purchase or sell specific securities, the rendering of advice regarding events involving companies and events and current conditions in specific industries, and the rendering of advice regarding general economic conditions affecting the stock market and the economy. The Fund and the Adviser are not affiliated with any broker or dealer.

The Fund has not paid any brokerage commissions since its inception (July 1, 1988).

The Adviser may effect portfolio transactions with brokers or dealers who recommend the purchase of the Fund's shares. The Adviser may not allocate brokerage on the basis of recommendations to purchase shares of the Fund.

PERFORMANCE DATA

The Fund's standard yield quotations, which may appear in advertising and sales material, are calculated according to the methods prescribed by the Securities and Exchange Commission. Under these methods, the current yield is based on a seven day period and computed by dividing the net investment income per share by the price per share during the period (expected to remain constant at $1.00) to arrive at a "base period return," and the result is divided by seven and multiplied by 365 carried out to the nearest 1/100 of 1%. Net investment income per share includes accrued interest on the Fund's investments, plus or minus purchase discount or premiums less accrued expenses. Excluded from the calculations are realized gains and losses on the sale of securities and unrealized appreciation and depreciation on the Fund's current portfolio. The Fund's effective yield, which also may appear in advertisements and sales material, is determined by taking the "base period return" and calculating the effect of compounding. All performance figures are based on historical earnings and are not intended to indicate future results.

The following formulas are used:

Standard Current Yield = (Net Investment Income / Price Per Share) * (365 / 7)
Effective Yield = [(Base Period Return + 1) raised to the 365 / 7 power] - 1

In sales materials, reports and other communications to shareholders, the Fund may compare its performance to certain indices, including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's Index Composites, NASDAQ, the Russell 2000 Index and the United States Department of Labor Consumer Price Index. The Fund also may include evaluations of the Fund published by nationally recognized financial publications and ranking services, such as Forbes, Money, Financial World, Barron's, Lipper Analytical Services Mutual Fund Performance Analysis, Morningstar, Inc., CDA Investment Technologies Inc. and Value Line, Inc.

CAPITAL STRUCTURE

Nicholas Money Market Fund, Inc. is authorized to issue 3,000,000,000 shares of common stock, par value $0.0001 per share. Each full share has one vote and all shares participate equally in dividends and other distributions by the Fund and in the residual assets of the Fund in the event of liquidation. There are no conversion or sinking fund provisions applicable to shares, and shareholders have no preemptive rights and may not cumulate their votes in the election of directors. Shares are redeemable and are transferable. Fractional shares entitle the holder to the same rights as whole shares except fractional shares have no voting rights.

STOCK CERTIFICATES

The Fund will not issue certificates evidencing shares purchased. Since certificates are not issued, the shareholder's account will be credited with the number of shares purchased. Written confirmations are issued for all purchases of shares.

ANNUAL MEETING

Under the laws of the State of Maryland, registered investment companies, such as the Fund, may operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Fund has adopted the appropriate provisions in its Articles of Incorporation and will not hold annual meetings of shareholders unless otherwise required to do so.

In the event the Fund is not required to hold annual meetings of shareholders to elect Directors, the Board of Directors of the Fund will promptly call a meeting of shareholders of the Fund for the purpose of voting upon the question of removal of any Director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares of common stock of the Fund. The affirmative vote of two-thirds of the outstanding shares, cast in person or by proxy at a meeting called for such purpose, is required to remove a Director of the Fund. The Fund will assist shareholders in communicating with each other for this purpose pursuant to the requirements of Section 16(c) of the 1940 Act.

SHAREHOLDER REPORTS

Shareholders will be provided at least semiannually with a report or a current prospectus showing the Fund's portfolio and other information. After the close of the Fund's fiscal year, which ends December 31, an annual report or current prospectus containing financial statements audited by the Fund's independent auditors, Deloitte & Touche LLP, will be sent to shareholders.

CUSTODIAN AND TRANSFER AGENT

U.S. Bank N.A. ("U.S. Bank") acts as Custodian of the Fund. U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as Transfer Agent and Dividend Disbursing Agent of the Fund. As custodian, U.S. Bank holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Fund. U.S. Bank and U.S. Bancorp Fund Services, LLC do not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders.

INDEPENDENT AUDITORS AND LEGAL COUNSEL

Deloitte & Touche LLP, 411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202 served as the Fund's independent auditors for the year ended December 31, 2003.

Michael Best & Friedrich LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, have passed on the legality of the shares of the Fund being offered by the current Prospectus.

FINANCIAL INFORMATION

The schedule of investments, the financial statements and notes thereto and the Report of Independent Auditors contained in the Annual Report of the Fund for the fiscal year ended December 31, 2003, which have been filed with the SEC pursuant to Rule 30d-1 of the 1940 Act, are incorporated herein by reference. You may obtain a free copy of the Annual Report by writing or calling the Fund.

Nicholas Money Market Fund, Inc.

Form N-1A

PART C: OTHER INFORMATION

PART C. OTHER INFORMATION

Item 22. Exhibits

All exhibits required to be filed pursuant to Item 23 are listed in the Exhibit Index which appears elsewhere herein, and (i) are filed herewith, or (ii) are incorporated by reference to previous filings of the Registrant with the Securities and Exchange Commission, as indicated in such Exhibit Index.

Item 23. Persons Controlled by or Under Common Control with the Fund

The Registrant is not under common control with any other person. The Registrant, Nicholas Fund, Inc., Nicholas II, Inc., Nicholas Income Fund, Inc., Nicholas Liberty Fund (a series of Nicholas Family of Funds, Inc.), Nicholas Limited Edition, Inc. and Nicholas Equity Income Fund, Inc. share a common investment adviser, Nicholas Company, Inc.; however, each such fund has an independent Board of Directors responsible for supervising the investment and business management services provided by the adviser. The Registrant does not control any other person.

Item 24. Indemnification

Article VII, Section 7 of the By-Laws of the Registrant provides for the indemnification of its officers and directors against liabilities incurred in such capacities to the extent described therein, subject to the provisions of the Maryland General Business Corporation Law; such Section 7 is incorporated herein by reference to the By-Laws of the Registrant filed as an Exhibit to the initial Registration Statement declared effective on July 1, 1988. In addition, Registrant maintains a joint errors and omissions insurance policy with a $5.0 million limit of liability under which the Registrant, the Adviser and the other funds advised by the Adviser, and each of their respective directors and officers, are named insureds.

The investment advisor to the Registrant, Nicholas Company, Inc., has, by resolution of its Board of Directors, agreed to indemnify the Registrant's officers, directors and employees to the extent of any deductible or retention amount required under insurance policies providing coverage to such persons in connection with liabilities incurred by them in such capacities.

Item 25. Business and Other Connections of the Investment Adviser

Incorporated by reference to pages 4-12 of the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933, as amended.

Item 26. Principal Underwriters

None.

Item 27. Location of Accounts and Records

All accounts, books or other documents required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940, and the Rules of the Securities and Exchange Commission promulgated thereunder, are located at the offices of the Registrant, 700 North Water Street, Milwaukee, Wisconsin 53202 or U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 and the Registrant's Custodian, U.S. Bank N.A.

Item 28. Management Services

None.

Item 29. Undertakings

No new undertakings are included in this amendment.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant, Nicholas Money Market Fund, Inc., a corporation organized and existing under the laws of the State of Maryland, hereby certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee, and State of Wisconsin on the 29th day of April, 2004.

NICHOLAS MONEY MARKET FUND, INC.

By:    /s/ Jeffrey T. May
Jeffrey T. May, Senior Vice President,
Treasurer, Principal Financial and
Accounting Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on April 29, 2004.

 /s/ Albert O. Nicholas*
Albert O. Nicholas, President (Principal Executive Officer)
and Director

 /s/ Thomas J. Saeger*
Thomas J. Saeger, Executive Vice President and Secretary

/s/ Timothy P. Reiland*
Timothy P. Reiland, Director

/s/ Jay H. Robertson*
Jay H. Robertson, Director

*By: /s/ Jeffrey T. May

Jeffrey T. May,
Individually and as Attorney-in-Fact
for the above officers and directors, under authority of
Powers of Attorney previously filed.

EXHIBIT INDEX
Exhibit No.	Description	Sequential Page No.
(a)	Articles of Incorporation of the Registrant	*
(b)	By-Laws of Registrant	*
(d)	Investment Advisory Agreement, dated April 27, 1988, between the Registrant and Nicholas Company, Inc	*
(g)	Custodian Agreement, dated April 27, 1988, between the Registrant and U.S. Bank N.A. formerly known as Firstar Trust Company	*
(i)	Opinion of Michael Best & Friedrich LLP, counsel to the Registrant, concerning the legality of Registrant's common stock, including consent to the use thereof.	**
(j)	Independent Auditors' Consent	**
(p.1)	Nicholas Company, Inc. Code of Ethics and Insider Trading Policy	*
	Powers of Attorney	*

____________________

* Incorporated by reference to previous filings with the Securities and Exchange Commission.

** Filed herewith.

LIST OF CONSENTS

1.    Consent of Michael Best & Friedrich LLP
(Filed herewith and included in Exhibit (i))

 2.    Independent Auditors' Consent
(Filed herewith and included as Exhibit (j))

EXHIBIT NO. (i)

Opinion of Michael Best & Friedrich LLP,
counsel to the Registrant, concerning the
legality of the Registrant's common stock,
including consent to the use thereof.

EXHIBIT NO. (j)

Independent Auditors' Consent.